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                              CONSENT

    The undersigned hereby consents, pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, to being named in The Marquee Group, Inc.'s Registration Statement on Form SB-2 as about to become a director of such company.


/s/ William J. Allard                             7/18/97
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William Allard                                    Date